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INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 333-05227) of our report dated February 10, 2000 accompanying the financial statements of the Futurity, Futurity II, Futurity Focus and Futurity Accolade Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, to the use of our report dated February 10, 2000 accompanying the financial statements of the Regatta, Regatta Gold, Regatta Classic and Regatta Platinum Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, to the use of our report dated February 10, 2000 accompanying the statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles, appearing in the MFS Regatta Classic Prospectus and the Futurity Focus Prospectus, which are part of such Registration Statement, and to the incorporation by reference of our report dated February 10, 2000 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1999, which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles.


We also consent to the reference to us under the headings "Accountants" and "Appendix B - Condensed Financial Information -- Accumulation Unit Values" appearing in such Prospectuses and under the heading "Financial Statements" in the Statement of Additional Information relating to each of such Prospetuses.




DELOITTE & TOUCHE LLP
Boston, Massachusetts


April 5, 2000